THE MUNDER FUNDS

Combined Distribution And Service Plan

December 10, 2012
      WHEREAS, Munder Series Trust (MST) engages in business as an open-end investment company and is registered with the Securities and Exchange Commission (SEC) as such under the Investment Company Act of 1940, as amended (1940 Act);
      WHEREAS, shares of common stock or shares of beneficial interest of MST are currently divided into separate investment
      portfolios (Funds);
      WHEREAS, shares of common stock or beneficial interest of the
      Funds are currently divided into one or more of the following classes of shares:  Class A, Class B, Class C, Class R, which may charge 12b-1 fees, and Class K, which may charge shareholder servicing fees;
      WHEREAS, MST employs Funds Distributor, LLC (Distributor) as distributor of the securities of which it is the issuer;
      WHEREAS, MST or its predecessors in interest, on behalf of the
      Funds, either directly or through the Distributor, has entered into distribution and/or shareholder servicing agreements, including Dealer Agreements, with various service organizations
      (Service Organizations) pursuant to which the Service Organizations will make available and/or provide various services to certain classes of shares of the Funds;
      WHEREAS, MFI, The Munder Framlington Funds Trust (MFFT),
      The Munder Funds Trust (MFT) and St. Clair Funds, Inc.
      (St. Clair) previously adopted a Combined Distribution and
      Service Plan, as amended through May 9, 2003, which
      represented the combination of various Service Plans and
      Distribution and Service Plans for each of the portfolios of MFI,
      MFFT, MFT and St. Clair (Pre-Reorganization Plan);
      WHEREAS, MST adopted a Distribution and Service Plan
      (MST Plan) on February 11, 2003 for each of its classes of shares, which was intended to replace the Pre-Reorganization Plan following the reorganization of all of the portfolios of MFI,
      MFFT, MFT and St. Clair into corresponding series of MST;
      WHEREAS, certain portfolios of MFI and MFFT did not
      receive sufficient shareholder approval to be reorganized
       into series of MST;
      WHEREAS, the terms of the Pre-Reorganization Plan and
      MST Plan were substantially similar in all material respects, and MST on behalf of the Funds combined the two
      Plans into a single Combined Distribution and Service Plan
      (Combined Plan) on June 13, 2003;
      WHEREAS, on August 12, 2003, the Board of MST, MFI and MFFT
      approved the addition of Class R Shares as a new class
      of shares for the Funds;
      WHEREAS, on August 18, 2003, the Munder U.S. Treasury
      Money Market was liquidated;
      WHEREAS, Maryland law was amended to permit the
      reorganization of each of the remaining
      portfolios of MFI with and into series of MST without
      shareholder approval;
      WHEREAS, the Board of Directors of MFI approved an Agreement and Plan of Reorganization and Redomiciliation, dated as of
      August 12, 2003, pursuant to which each of the remaining
      series of MFI were reorganized with and into a corresponding series of MST on October 30, 2003; and
      WHEREAS, on October 31, 2003, Class II shares were
      converted and/or reclassified as Class C shares;
      WHEREAS, on May 18, 2004, Preferred (Y-2) shares
      and Investor (Y-3) shares were abolished by the
      Board of Trustees of MST;
      WHEREAS, on November 9, 2004, the Board of Trustees
      of MST approved two Agreements and Plans of
      Reorganization, each dated as of November 9, 2004,
      pursuant to which the International Growth Fund and
      Emerging Markets Fund were reorganized with and
      into the International Equity Fund on February 4, 2005,
      and the Small Company Growth Fund was reorganized with
      and into the Micro-Cap Equity Fund on February 25, 2005;
      WHEREAS, on December 13, 2004, the Institutional
      Government Money Market Fund was liquidated;
      WHEREAS, on February 8, 2005, the Board of Trustees of
       MFFT approved the change of the name of The Munder
      Framlington Funds Trust to Munder Series Trust II;
      WHEREAS, on May 17, 2005, the Board of Trustees of
      MST approved (i) the addition of a
      new series to MST, namely the Munder Small-Mid Cap
      Fund, which offers Class A, Class B,
      Class C, Class R, Class K and Class Y shares; and
      (ii) changes in the names of the Munder NetNet Fund
       to Munder Internet Fund, Munder Future Technology Fund
       to Munder Technology
      Fund, Munder MidCap Select Fund to Munder Mid-Cap Core
      Growth Fund and Munder Multi-Season
      Growth Fund to Munder Large-Cap Core Growth Fund;
      WHEREAS, on May 17, 2005, the Board of Trustees of
      MST approved two Agreements and Plans
      of Reorganization, each dated as of May 17, 2005,
      pursuant to which the U.S. Government Income Fund was
      reorganized with and into the Bond Fund on August 12, 2005 and the Tax-Free Bond Fund was reorganized with and
      into the Tax-Free Short & Intermediate Bond Fund on
      August 12, 2005;
      WHEREAS, on September 26, 2005, Class K shares of the
      Institutional Money Market Fund
      (formerly known as Munder Institutional Money Market
      Fund) were renamed Comerica Class K shares;
      WHEREAS, on February 14, 2006, the Board of Trustees
      of MST approved a change in the
      name of the Munder Power Plus Fund to the Munder
      Energy Fund;
      WHEREAS, on March 17, 2006, the Michigan Tax-Free Bond
      Fund was liquidated;
      WHEREAS, effective May 18, 2006, the Board of Trustees of
      MST approved a change in the name of the Munder Balanced Fund to Munder Asset Allocation Fund Balanced;
      WHEREAS, effective June 19, 2007, the Board of Trustees of
      MST approved a change
      in the name of the Munder Large-Cap Core Growth Fund to
      Munder Large-Cap Growth Fund;
      WHEREAS, on August 14, 2007, the Board of Trustees of MST
      approved the addition of four new series of MST, namely
      the Munder International Fund-Core Equity, which will
      initially offer Class A, Class C, Class Y and Class I
      shares and later offer Class K and Class R
      shares, the Munder International Small-Mid Cap Fund,
       which will initially offer Class A,
      Class C, Class Y and Class I shares and later offer
      Class K and Class R shares, the Munder
      Mid-Cap Value Fund, which will offer Class A, Class C,
      Class C, Class R and Class Y shares,
      and the Munder Small-Mid Cap 130/30 Fund, which will
      offer Class A, Class C, Class K,
      Class R, Class Y and Class I shares;
	WHEREAS, on May 13, 2008, the Board of Trustees of
      MST ratified and approved the addition
      of a new series of MST, namely the Munder Multi-Cap
      Growth Fund, which will offer Class A,
      Class C, Class K, Class R, Class Y and Class I shares;
	WHEREAS, on June 13, 2008, the Munder Intermediate
      Bond Fund was merged with and into the Munder Bond Fund;
      WHEREAS, on June 27, 2008, the Munder International
      Bond Fund and Munder Real Estate
      Equity Investment Fund were liquidated;
      WHEREAS, on November 18, 2008, the Board of
      Trustees of MST ratified and approved a
      change in the name of the Munder International
      Small-Mid Cap Fund to Munder International
      Small-Cap Fund, effective December 30, 2008;
      WHEREAS, on December 29, 2008, the Munder Small-Mid Cap 130/30 Fund
      was liquidated;
      WHEREAS, on January 26, 2009, the Munder Tax-Free Money Market
      Fund was liquidated;
      WHEREAS, on March 24, 2009, the Munder S&P MidCap Index
      Equity Fund and Munder S&P
      SmallCap Index Equity Fund were liquidated;
      WHEREAS, on March 25, 2009, the Munder Mid-Cap Value
      Fund was liquidated;
      WHEREAS, on March 27, 2009, the Munder Small-Mid Cap Fund
      was merged with and into the Munder Mid-Cap Core Growth Fund;
      WHEREAS, on April 30, 2009, each of the Munder Cash Investment
      Fund, Institutional Money Market Fund and Liquidity
       Money Market Fund was liquidated;
      WHEREAS, the October 31, 2009 update to the Funds
      registration statements did not include
      Class K and/or Class R shares for several Funds;
      WHEREAS, on December 23, 2009, the Munder Multi-Cap
       Growth Fund was liquidated;
      WHEREAS, effective January 1, 2010, the Board of Trustees
      of MST approved a change in
      the name of the Munder Internet Fund to the Munder Growth
      Opportunities Fund;
      WHEREAS, on April 23, 2010, the Munder Technology Fund was
      merged with and into the Munder Growth Opportunities Fund;
      WHEREAS, on February 15, 2011, the Board of Trustees of
      MST ratified and approved the
      addition of two new series of MST, namely the Munder
      Integrity Mid-Cap Value Fund, which
      will offer Class A and Class Y shares, and the Munder
      Integrity Small/Mid-Cap Value Fund,
      which will offer Class A and Class Y shares;
      WHEREAS, on April 8, 2011, each of the Munder Energy
      Fund and the Munder Healthcare Fund,
      the sole portfolio of Munder Series Trust II, was merged
      with and into the Munder Growth
      Opportunities Fund;
      WHEREAS, on May 13, 2011, the Munder Small-Cap Value
      Fund was renamed the Munder Veracity
      Small-Cap Value Fund;
      WHEREAS, on May 25, 2011, the Munder Tax-Free Short &
      Intermediate Bond Fund was liquidated;
      WHEREAS, on September 16, 2011, the Munder Large-Cap
      Growth Fund was merged with and into
      the Munder Growth Opportunities Fund;
      WHEREAS, on October 14, 2011, the Munder Asset
      Allocation Fund Balanced was liquidated; and
      WHEREAS, on December 7, 2012, the Munder International
      Equity Fund was merged with and into
      the Munder International Fund-Core Equity.
      NOW, THEREFORE, the Combined Plan as adopted is hereby
      amended and restated, in accordance
       with Rule 12b-1 under the 1940 Act (if applicable) to
     update the exhibits to the Combined
      Plan to reflect such changes on the following terms
      and conditions:
      1.1	Subject to the limitations on the payment of
         asset-based sales charges set forth
         in Section 2830 of the Conduct Rules of the Financial
         Industry Regulatory Authority
         (FINRA), as amended from time to time, each Fund
         shall pay to the Distributor, or pay
         directly to a Service Organization, an aggregate
         fee for distribution-related activities
         (Distribution Fee) at the annualized rate specified
         in the table below provided that:
     (a) 	Up to 0.25% of the average daily net asset value
                of such class of shares of each Fund
        (25 basis points) shall be used as a service fee
        (Service Fee) as defined by Section 2830 of the
         Conduct Rules, and
     (b) 	Not more than the amount in excess of the
        25 basis points may be used for general distribution purposes (including but not limited to commission payments to broker-dealers, advertising, sales literature and other forms of marketing activities, functions and expenses).


Fund Shares                             Distribution Fee Annual Rate
                                        (based on the average daily
                                        net asset value of the
                                        specified class of shares
                                        of each Fund)
Class A of the Funds listed on Exhibit A            0.25%
Class B of the Funds listed on Exhibit B            1.00%
Class C of the Funds listed on Exhibit C            1.00%
Class R of the Funds listed on Exhibit R            1.00%

      1.2	Each Fund shall pay directly to a Service Organization,
                an aggregate fee for shareholder services (Shareholder Servicing Fee) at an annualized rate of up to the amount specified in the table below:

Fund Shares                            Shareholder Servicing
                                       Annual Fee Rate
                                       (based on the average daily
                                       net asset value
                                       of the specified class of
                                       shares of each Fund)
Class K                                             0.25%

      2. 	The Distribution Fee, Service Fee and Shareholder
                Servicing Fee each shall be calculated and accrued
                daily and paid at such intervals as
                the Board of Trustees of MST shall determine, subject
                 to applicable Conduct Rules of FINRA and any applicable
                rules or regulations of the SEC.
      3. 	Payments under this Combined Plan for each Fund and
                its classes of shares are not tied exclusively to
                actual distribution and/or service fees and
                expenses, and the payments under this Combined
                Plan may exceed distribution
                and service expenses actually incurred.
      4. 	The Combined Plan shall not take effect with
                respect to any Fund or class of shares thereof
                until it, with any related agreements, has been
                approved by votes of a majority of both (a) the
                Trustees of MST and (b) those Trustees
                of MST who are not interested persons of MST (as
                defined in the 1940 Act) and who have no direct
                or indirect financial interest in the operation of
                this Plan or any agreements related to it (the Rule
                12b-1 Trustees), cast in person at a meeting (or meetings) called for the purpose of voting on this Combined Plan and such related agreements.
      5. 	The Combined Plan shall continue in full force and effect
               as to each Fund and any classes of shares of each of the
                Funds listed on the attached Exhibits,
                as may be amended and supplemented from time to time, for
                so long as such continuance is specifically approved at
                least annually in the manner provided
                in paragraph 4 hereof for initial approval of this Combined
                Plan.
      6. 	The Distributor shall provide to the Trustees of MST, and
                the Trustees shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
      7. 	The Combined Plan may be terminated as to any Fund or any
                class thereof at any time, without payment of any penalty, by the vote of the Trustees of MST, by the vote of a
                majority of the Rule 12b-1 Trustees, or by the vote of a majority of the outstanding voting securities of any Fund or the applicable class thereof.
      8. 	The Combined Plan may not be amended to increase
                materially the amount to be spent
                for distribution unless such amendment is approved
                by the shareholders of the relevant Fund or Funds or
                the applicable class or classes thereof in the manner provided in the 1940 Act, and no material amendment to this Combined Plan shall be made unless
                approved in the manner provided in paragraph 4 hereof
                for initial approval and annual renewal of this
                Combined Plan.
      9. 	While this Combined Plan is in effect, the selection
                and nomination of Trustees who are not interested persons
                (as defined in the 1940 Act) of MST shall be committed
                to the discretion of the Trustees who are not such interested persons.
      10. 	MST shall preserve copies of this Combined Plan and any
                related agreements and all reports made pursuant to paragraph 6 hereof, for a period of not less than six (6) years, any such agreement or any such report, as the case may be, the first two (2) years in an easily accessible place.

December 10, 2012
Exhibit A
CLASS A SHARES

Munder Series Trust
Fund                         Date of Board Approval      Date of Amendments
Bond Fund                       2/11/03                  6/13/03, 8/18/03,
                                                         10/31/03,
                                                         2/25/05, 5/17/05,
                                                         8/12/05, 3/17/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Growth Opportunities Fund       8/12/03                  10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Index 500 Fund                 2/11/03                   6/13/03, 8/18/03,
                                                         10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Integrity Mid Cap Value Equity Fund 5/16/11              10/17/11, 12/10/12
Integrity Small/Mid Cap Value Equity Fund 5/16/11        10/17/11, 12/10/12
International Fund-Core Equity 8/14/07                   6/30/08, 12/30/08,
                                                         1/26/09, 3/27/09,
                                                         5/1/09, 12/23/09,
                                                         4/23/10, 5/16/11,
                                                         10/17/11, 12/10/12
International Small-Cap Fund  8/14/07                    6/30/08, 12/30/08,
                                                         1/26/09, 3/27/09,
                                                         5/1/09, 12/23/09,
                                                         4/23/10, 5/16/11,
                                                         10/17/11, 12/10/12
Large-Cap Value Fund          2/11/03                    6/13/03, 8/18/03,
                                                         10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Micro-Cap Equity Fund         8/12/03                    10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Mid-Cap Core Growth Fund      2/11/03                    6/13/03, 8/18/03,
                                                         10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                          12/10/12
Veracity Small-Cap Value Fund 2/11/03                    6/13/03, 8/18/03,
                                                         10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 1/26/09,
                                                         3/27/09, 5/1/09,
                                                          12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12


December 10, 2012
Exhibit B
CLASS B SHARES

Munder Series Trust

Fund                      Date of Board Approval          Date of Amendments

Bond Fund                      2/11/03                    6/13/03, 10/31/03,
                                                          2/25/05, 5/17/05,
                                                          8/12/05, 3/17/06,
                                                           5/18/06, 8/14/07,
                                                          6/30/08, 3/27/09,
                                                          5/1/09, 12/23/09,
                                                          4/23/10, 5/16/11,
                                                          10/17/11, 12/10/12
Growth Opportunities Fund      8/12/03                    10/31/03, 2/25/05,
                                                          5/17/05, 8/12/05,
                                                          3/17/06, 5/18/06,
                                                          8/14/07, 6/30/08,
                                                          3/27/09, 5/1/09,
                                                          12/23/09, 4/23/10,
                                                          5/16/11, 10/17/11,
                                                          12/10/12
Index 500 Fund                 2/11/03                    6/13/03, 10/31/03,
                                                          2/25/05, 5/17/05,
                                                          8/12/05, 3/17/06,
                                                          5/18/06, 8/14/07,
                                                          6/30/08, 3/27/09,
                                                          5/1/09, 12/23/09,
                                                          4/23/10, 5/16/11,
                                                          10/17/11, 12/10/12
Large-Cap Value Fund           2/11/03                    6/13/03, 10/31/03,
                                                          2/25/05, 5/17/05,
                                                          8/12/05, 3/17/06,
                                                          5/18/06, 8/14/07,
                                                          6/30/08, 3/27/09,
                                                          5/1/09, 12/23/09,
                                                          4/23/10, 5/16/11,
                                                          10/17/11, 12/10/12
Micro-Cap Equity Fund          8/12/03                    10/31/03, 2/25/05,
                                                          5/17/05, 8/12/05,
                                                          3/17/06, 5/18/06,
                                                          8/14/07, 6/30/08,
                                                          3/27/09, 5/1/09,
                                                          12/23/09, 4/23/10,
                                                          5/16/11, 10/17/11,
                                                          12/10/12
Mid-Cap Core Growth Fund       2/11/03                    6/13/03, 10/31/03,
                                                          2/25/05, 5/17/05,
                                                          8/12/05, 3/17/06,
                                                          5/18/06, 8/14/07,
                                                          6/30/08, 3/27/09,
                                                          5/1/09, 12/23/09,
                                                          4/23/10, 5/16/11,
                                                          10/17/11, 12/10/12
Veracity Small-Cap Value Fund  2/11/03                    6/13/03, 10/31/03,
                                                          2/25/05, 5/17/05,
                                                          8/12/05, 3/17/06,
                                                          5/18/06, 8/14/07,
                                                          6/30/08, 3/27/09,
                                                          5/1/09, 12/23/09,
                                                          4/23/10, 5/16/11,
                                                          10/17/11, 12/10/12

December 10, 2012
Exhibit C
CLASS C SHARES

Munder Series Trust
Fund                      Date of Board Approval         Date of Amendments
Bond Fund                      2/11/03                   6/13/03, 10/31/03,
                                                         2/25/05, 5/17/05,
                                                         8/12/05, 3/17/06,
                                                         5/18/06, 8/14/07,
                                                         6/30/08, 12/30/08,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Growth Opportunities Fund      8/12/03                   10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 3/27/09,
                                                         5/1/09, 12/23/09,
                                                         4/23/10, 5/16/11,
                                                         10/17/11, 12/10/12
International Fund-Core Equity 8/14/07                   6/30/08, 12/30/08,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
International Small-Cap Fund  8/14/07                    6/30/08, 12/30/08,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Large-Cap Value Fund          2/11/03                    6/13/03, 10/31/03,
                                                         2/25/05, 5/17/05,
                                                         8/12/05, 3/17/06,
                                                         5/18/06, 8/14/07,
                                                         6/30/08, 12/30/08,
                                                         3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12
Micro-Cap Equity Fund         8/12/03                    10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 3/27/09,
                                                         5/1/09, 12/23/09,
                                                         4/23/10, 5/16/11,
                                                         10/17/11, 12/10/12
Mid-Cap Core Growth Fund      9/30/03                    10/31/03, 2/25/05,
                                                         5/17/05, 8/12/05,
                                                         3/17/06, 5/18/06,
                                                         8/14/07, 6/30/08,
                                                         12/30/08, 3/27/09,
                                                         5/1/09, 12/23/09,
                                                         4/23/10, 5/16/11,
                                                         10/17/11, 12/10/12
Veracity Small-Cap Value Fund 2/11/03                    6/13/03, 10/31/03,
                                                         2/25/05, 5/17/05,
                                                         8/12/05, 3/17/06,
                                                         5/18/06, 8/14/07,
                                                         6/30/08, 12/30/08,
                                                          3/27/09, 5/1/09,
                                                         12/23/09, 4/23/10,
                                                         5/16/11, 10/17/11,
                                                         12/10/12

December 10, 2012
Exhibit K
CLASS K SHARES

Munder Series Trust

Fund                       Date of Board Approval       Date of Amendments
Bond Fund                    2/11/03                    6/13/03, 10/31/03,
                                                        2/25/05, 5/17/05,
                                                        8/12/05, 9/26/05,
                                                         3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11, 10/17/11,
                                                        12/10/12
Index 500 Fund               2/11/03                    6/13/03, 10/31/03,
                                                        2/25/05, 5/17/05,
                                                        8/12/05, 9/26/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11, 10/17/11,
                                                        12/10/12
Large-Cap Value Fund         2/11/03                    6/13/03, 10/31/03,
                                                        2/25/05, 5/17/05,
                                                        8/12/05, 9/26/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11, 10/17/11,
                                                        12/10/12
Micro-Cap Equity Fund       8/12/03                     10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        9/26/05, 3/17/06,
                                                        5/18/06, 8/14/07,
                                                        6/30/08, 12/30/08,
                                                         3/27/09, 5/1/09,
                                                        12/23/09, 5/16/11,
                                                        10/17/11, 12/10/12
Mid-Cap Core Growth Fund    2/11/03                     6/13/03, 10/31/03,
                                                        2/25/05, 5/17/05,
                                                        8/12/05, 9/26/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11, 10/17/11,
                                                        12/10/12
Veracity Small-Cap Value Fund 2/11/03                   6/13/03, 10/31/03,
                                                        2/25/05, 5/17/05,
                                                        8/12/05, 9/26/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11, 10/17/11,
                                                        12/10/12

May 16, 2011
Exhibit R
CLASS R SHARES

Munder Series Trust

Fund                      Date of Board Approval        Date of Amendments
Index 500 Fund                  8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11
Growth Opportunities Fund       8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 5/16/11
Large-Cap Value Fund            8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11
Micro-Cap Equity Fund           8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        12/23/09, 5/16/11
Mid-Cap Core Growth Fund        8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11
Veracity Small-Cap Value Fund   8/12/03                 10/31/03, 2/25/05,
                                                        5/17/05, 8/12/05,
                                                        3/17/06, 5/18/06,
                                                        8/14/07, 6/30/08,
                                                        12/30/08, 3/27/09,
                                                        5/1/09, 12/23/09,
                                                        5/16/11